                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         March 14, 2006
                                                --------------------------------

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

            Canada                  001-32312                   98-0442987
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 (State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)           File Number)            Identification No.)

    3399 Peachtree Road NE, Suite 1500, Atlanta, GA              30326
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       (Address of principal executive offices)                (Zip Code)

  Registrant's telephone number, including area code        (404) 814-4200
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other events.

Novelis announces hiring of new Controller

On March 20, 2006, Novelis announced that Robert M. Patterson will join Novelis as a senior finance professional, effective March 27, 2006. He will assume the position and responsibilities of Controller of Novelis once the current
Controller has completed her work for Novelis. This is expected to occur after
Novelis finalizes 2005 financial results and files an annual report on Form 10-K for the year ended December 31, 2005.

Mr. Patterson joins Novelis from SPX Corporation, where he served most recently as Vice President and Segment Chief Financial Officer. He has held a number of other senior finance roles with SPX and prior to that he was an audit manager with Arthur Andersen. His experience includes extensive work in Europe and
China.

Mr. Patterson, a Certified Public Accountant, earned a Bachelor's Degree in
Business Administration and a Master's Degree in Accounting from the University of Michigan.

Item 1.01 Entry into a Material Definitive Agreement.

Novelis Board of Directors amends and restricts Founders Award Performance Plan;
CEO forfeits award

As discussed in our Form 10-K for the year ended December 31, 2004, on March 24,
2005, the Board of Directors of Novelis Inc. (the "Board") adopted the Novelis
Founders Performance Awards Plan (the "Plan") to allow for a one-time additional compensation opportunity for certain executives of Novelis, including the named executive officers of Novelis listed in the award notifications attached as
Exhibits 10.1-10.6 hereto. Participants are awarded performance share units
("PSUs") if share price improvement targets with respect to Novelis common stock for periods beginning in 2005, 2006 and 2007 are achieved. PSUs will not be awarded unless the share price improvement targets are achieved. A PSU is the right to receive cash in an amount equal to the market price of one share of
Novelis common stock at the time of payment. If awarded, PSUs for a particular tranche will be paid in cash on the later of six months from the date the specific share price target is achieved or twelve months after the start of the performance period for that tranche and will be based on the average of the daily stock closing price on the New York Stock Exchange for the last five trading days prior to the payment date. The share price improvement target for the period beginning on March 24, 2005, has been achieved, and 131,850 PSUs will be settled in cash on March 24, 2006.

On March 14, 2006, the Board amended the Plan in order to clarify when PSUs will be awarded under the second and third tranches of the Plan for periods beginning in 2006 and 2007, respectively. The amended Plan now provides that the second and third tranches of PSUs will be awarded if, during the period of each tranche, the share price reaches (or exceeds) the target price and is maintained or exceeded for 15 consecutive trading days during an open trading period for directors and executive officers (i.e. any period, other than a trading blackout period, in which directors and executives are free to purchase or sell shares of
Novelis common stock). Previously, the Plan did not specify that the 15 day PSU vesting period must occur during an open trading period.

On March 14, 2006, the Chief Executive Officer, Brian W. Sturgell, agreed with the Board that, in light of the ongoing financial reporting delay and restatement of Novelis' financials, Mr. Sturgell would forfeit his PSU award for the first tranche of the Founders Performance Award. The Board approved an increase in the size of the award opportunity for Mr. Sturgell for the second and third tranches under the Plan in an aggregate amount equal to the PSUs that
Mr. Sturgell forfeited for the first tranche. The award size for each tranche was increased from a potential of 46,850 PSUs to a potential of 70,275 PSUs. The
PSUs for the second and third tranches will not be awarded unless the share price improvement targets specified in the Plan ($25.31 and $27.28, respectively) are achieved.

Novelis Board of Directors withholds CFO's short term incentive award; issues one time retention payment

On March 15, 2006, the Human Resources Committee of the Board approved a one time retention payment in the gross amount of $410,805 to current Chief
Financial Officer, Geoff Batt, for his services rendered (and to be rendered)
during the transition period until a new Chief Financial Officer replaces Mr.
Batt. In light of the ongoing financial reporting delay and restatement of
Novelis' financials, Mr. Batt will not be paid a short term incentive award for
2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVELIS INC.

Date:  March 20, 2006                  By: /s/ David Kennedy
                                           -----------------------
                                           David Kennedy
                                           Secretary

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Novelis Founders Performance Award Notification for Brian Sturgell dated
     March 31, 2005, as amended and restated as of March 14, 2006

10.2 Novelis Founders Performance Award Notification for Martha Brooks dated
     March 31, 2005

10.3 Novelis Founders Performance Award Notification for Chris Bark-Jones dated
     March 31, 2005

10.4 Novelis Founders Performance Award Notification for Jack Morrison dated
     March 31, 2005

10.5 Novelis Founders Performance Award Notification for Pierre Arseneault dated
     March 31, 2005

10.6 Novelis Founders Performance Award Notification for Geoff Batt dated March
     31, 2005

10.7 Novelis Founders Performance Awards Plan, as amended and restated as of
     March 14, 2006

10.8 Description of Retention Payment for Geoff Batt